Cash and cash equivalents	12 Months Ended
Dec. 31, 2024
Cash and cash equivalents.
Cash and cash equivalents

7. Cash and cash equivalents

a. Composition

The balance of this account comprises the following amounts:

	December 31, 2024	December 31, 2023
Cash	2	2
Bank account	2,113	3,407
Financial investments (i)	82,417	92,455
	84,532	95,864

(i)	The Company invests in short-term fixed-income investment funds with daily liquidity and no material risk of a change in value. Financial investments presented an average gross yield of 106% of the annual CDI rate on December 31, 2024 (104% on December 31, 2023). All investments are highly liquid investments that are readily convertible to known amounts of cash, and which are subject to an insignificant risk of changes in value and correspond to the cash obligations for the period.